SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2006

Comcast Corporation (Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)

000-50093		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

1500 Market Street Philadelphia, PA		19102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (215) 665-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

   Item 1.01 Entry into a Material Definitive Agreement

Amendment to Purchase Agreement

     As previously reported in the Current Report on Form 8-K dated April 20, 2005 and filed by Comcast Corporation with the Securities and Exchange Commission on April 26, 2005 (the “April 20 Form 8-K”), on April 21, 2005, Comcast Corporation, a Pennsylvania corporation (“Comcast”), announced that it had entered into a definitive asset purchase agreement, dated as of April 20, 2005 (as amended, the “Purchase Agreement”), with Adelphia Communications Corporation, a Delaware corporation (“Adelphia”) relating to the acquisition of certain assets (including Adelphia’s majority interest in two joint ventures with Comcast) and the assumption of certain liabilities of Adelphia (the “Comcast Adelphia Acquisition”). Concurrently, Adelphia and Time Warner NY Cable LLC, a Delaware limited liability company (“TW NY”), a subsidiary of Time Warner Cable Inc., a Delaware corporation (“TW Cable”), entered into an asset purchase agreement, dated as of April 20, 2005 (as amended, the “TW Purchase Agreement”). The Purchase Agreement was filed with the April 20 Form 8-K.

     On June 21, 2006, Comcast and Adelphia entered into Amendment No. 2 to the Purchase Agreement (the “Comcast Amendment”). Concurrently, Adelphia and TW NY entered into a similar amendment to the TW Purchase Agreement (the “TW Amendment”). Under the terms of the Comcast Amendment, the Comcast Adelphia Acquisition will be effected (i) pursuant to a modified plan under chapter 11 of the Bankruptcy Code relating to the joint ventures with Adelphia and their subsidiaries (the “JV Plan”) and (ii) the acquisition of assets (including Adelphia’s majority interest in the joint ventures) pursuant to sections 105, 363 and 365 of the Bankruptcy Code (together with the JV Plan, the “363 Sale”). The 363 Sale is subject to approval by the United States Bankruptcy Court for the Southern District of New York (the “Court”), and, assuming the Court approves the 363 Sale, the creditors of Adelphia (other than with respect to the joint ventures and their subsidiaries) will no longer be required to approve a plan of reorganization under chapter 11 of the Bankruptcy Code prior to the consummation of the Comcast Adelphia Acquisition.

     Under the Comcast Amendment, the rights of Comcast and Adelphia to terminate the Purchase Agreement will remain in effect; however, except in limited circumstances, Adelphia may not elect to terminate the Purchase Agreement prior to September 1, 2006. The Amendment also provides that, upon termination of the Purchase Agreement under specified circumstances or the failure to consummate the Comcast Adelphia Acquisition prior to September 1, 2006 under specified circumstances, in both cases subject to the delivery of a Reversion Notice (as defined below), Adelphia may be required to pay Comcast a termination fee of, or reduce the purchase price under the Purchase Agreement by, $87,500,000. The TW Amendment contains similar triggers with respect to the payment or crediting of the termination fee pursuant to the TW Purchase Agreement.

      Notwithstanding the foregoing, the Comcast Amendment permits Adelphia to, in certain circumstances, deliver to Comcast a notice that Adelphia will not pursue the 363 Sale (a “Reversion Notice”), in which case the changes set forth in Exhibit A to the Comcast Amendment shall be deemed voided as of the date of the Reversion Notice and the Purchase Agreement will be deemed unchanged by the Comcast Amendment except as set forth in Exhibit B to the Comcast Amendment. The amendments contemplated by Exhibit B to the Comcast Amendment do not address any of the foregoing changes contemplated in respect of the 363 Sale and are generally intended to clarify certain provisions of the agreement made on April 20, 2005.

      Letter Agreement Regarding Priority of Comcast Registration Rights

     Pursuant to the TW Amendment, under certain circumstances, Adelphia and TW Cable are expected to enter into a registration rights and sale agreement (the “TW RRA”) at the closing of the transactions contemplated by the TW Purchase Agreement relating to the offer, transfer or other disposition of the shares of Class A common stock in TW Cable (“TWC Stock”) issued by TW Cable pursuant to the TW Purchase Agreement. On June 21, 2006, Adelphia, TW Cable, Comcast and TWE Holdings II Trust, a Delaware statutory trust (“Comcast Trust”), entered into a letter agreement (the “Letter Agreement”) relating to offerings of TWC Stock held by Comcast Trust. Under terms of the Letter Agreement, if both Comcast Trust and Adelphia participate in an offering, the shares to be sold by Comcast Trust in any such offering will have priority over any shares to be sold by Adelphia. The Letter Agreement further provides that (i) if the underwriter of any public underwritten offering by Comcast Trust requires

Comcast Trust to enter into a lock-up agreement, Adelphia will also enter into a lock-up agreement with similar terms and conditions (subject to certain limitations), (ii) between November 1, 2006 and November 17, 2007, Comcast Trust has the right to preclude any offering, transfer or other disposition of TWC Stock by Adelphia while Comcast Trust undertakes an offering, subject to certain exceptions, and (iii) subject to certain exceptions, Comcast Trust shall not consummate its first public offering of TWC Stock unless the net proceeds from such offering are reasonably expected to be at least $1.5 billion in the aggregate.

   Cautionary Statements

     The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Comcast Amendment and the Letter Agreement (the “Agreements”), copies of which are filed herewith as Exhibits 2.1 and 2.2, respectively.

     The Agreements have been included to provide investors with information regarding their terms. Except for their status as the contractual documents that establish and govern the legal relations among the parties thereto with respect to the transactions described above, the Agreements are not intended to be a source of factual, business or operational information about the parties.

     The representations, warranties and covenants made by the parties the transaction agreements are qualified including by information in disclosure schedules that the parties exchanged in connection with the execution of such agreements. Representations and warranties may be used as a tool to allocate risks between the parties, including where the parties do not have complete knowledge of all facts. Investors are not third party beneficiaries under the agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Comcast, Time Warner or Adelphia or any of their respective affiliates.

      Caution Concerning Forward-Looking Statements

     This document includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the management of Comcast and are subject to uncertainty and changes in circumstances.

     Actual results may vary materially from those expressed or implied by the statements herein due to the bankruptcy court approval process, the regulatory review and approval process and changes in economic, business, competitive, technological and/or other regulatory factors, as well as other factors affecting the operation of the business of Comcast. More detailed information about these factors may be found in the filings by Comcast with the Securities and Exchange Commission, including its most recent annual report on Form 10-K. Comcast is under no obligation, and expressly disclaims any such obligation, to update or alter the forward-looking statements, whether as a result of new information, future events or otherwise.

   Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 2.1	Amendment No. 2 to the Asset Purchase Agreement between Adelphia Communications Corporation and Comcast Corporation, dated June 21, 2006

Exhibit 2.2	Letter Agreement by and among TWE Holdings II Trust, Comcast Corporation, Adelphia Communications Corporation and Time Warner Cable Inc., dated June 21, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comcast Corporation

Date: June 27, 2006	By: /s/ Arthur R. Block
Name: Arthur R. Block Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Amendment No. 2 to the Asset Purchase Agreement between Adelphia Communications Corporation and Comcast Corporation, dated June 21, 2006

Exhibit 2.2	Letter Agreement by and among TWE Holdings II Trust, Comcast Corporation, Adelphia Communications Corporation and Time Warner Cable Inc., dated June 21, 2006